UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 7, 2005


                             AEGIS ASSESSMENTS, INC.
                             -----------------------
        (Exact name of small business issuer as specified in its charter)

Commission file number

Delaware                                                72-1525702
--------                                                ----------
(State or other jurisdiction                (I.R.S. Employer Identification No.)
of incorporation or organization)


              7975 N. Hayden Road, Suite D363, Scottsdale, AZ 85258
              -----------------------------------------------------
                    (Address of principal executive offices)


                                  480.778.9140
                                  ------------
                           (Issuer's telephone number)

ITEM 7.01  Regulation FD Disclosure
-----------------------------------

Reference is made to the Registrant's press release dated September 7, 2005, which is attached hereto as Exhibit 99.1. That press release announced that the company was sending a training crew and interoperable radio equipment, the Aegis SafetyNet(TM) RadioBridge(TM), to assist first responders in hurricane relief efforts in Louisiana.

Aegis personnel planning to participate in disaster-relief efforts related to Hurricane Katrina have been advised to assure their standard adult immunizations are up-to-date. This includes having received a dose of tetanus-diphtheria (Td) toxoids within the previous 10 years or the Adacel-brand of tetanus-diphtheria-acellular pertussis (Tdap) vaccine, if available; as well as hepatitis A and B vaccines.


ITEM 9.01  Financial Statements and Exhibits
--------------------------------------------

99.1   Press release dated September 7, 2005



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 8, 2005
Aegis Assessments, Inc.
/s/ Richard Reincke
-------------------
Richard Reincke
President